UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2026

Warner Bros. Discovery, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34177

Delaware	35-2333914
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

230 Park Avenue South

New York, New York 10003

(Address of principal executive offices, including zip code)

212-548-5555

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[☐]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[☐]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[☐]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[☐]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Series A Common Stock	WBD	Nasdaq Global Select Market
4.302% Senior Notes due 2030	WBDI30, WBDI30A	Nasdaq Global Market
4.693% Senior Notes due 2033	WBDI33, WBDI33A	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 9, 2026, Warner Bros. Discovery, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) by means of remote communication. The following are the results of the voting on the proposals submitted to stockholders at the Annual Meeting.

Proposal One. Stockholders elected each of the Company’s thirteen director nominees, each to serve a one-year term, as set forth below:

Name	Votes For	Votes Withheld	Broker Non-Votes
Samuel A. Di Piazza, Jr.	1,536,842,131	28,463,257	342,897,211
Richard W. Fisher	1,073,827,553	491,477,835	342,897,211
Paul A. Gould	754,224,397	811,080,991	342,897,211
Debra L. Lee	1,067,092,275	498,213,113	342,897,211
Joseph M. Levin	1,217,910,456	347,394,932	342,897,211
Anton J. Levy	1,512,759,638	52,545,750	342,897,211
Kenneth W. Lowe	1,077,138,785	488,166,603	342,897,211
Fazal F. Merchant	1,512,330,631	52,974,757	342,897,211
Anthony J. Noto	927,428,241	637,877,147	342,897,211
Paula A. Price	1,544,535,771	20,769,617	342,897,211
Daniel E. Sanchez	1,549,182,143	16,123,245	342,897,211
Geoffrey Y. Yang	1,078,306,250	486,999,138	342,897,211
David M. Zaslav	1,511,550,945	53,754,443	342,897,211

Proposal Two. Stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, as set forth below:

Votes For	Votes Against	Abstentions
1,870,175,809	32,975,069	5,051,721

Proposal Three. Stockholders did not approve, on a non-binding, advisory basis, the 2025 compensation of the Company’s named executive officers, commonly referred to as a “Say-on-Pay” vote, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
244,543,743	1,313,562,677	7,198,968	342,897,211

Proposal Four. Stockholders did not approve the stockholder proposal entitled “Sustainability ROI Report”, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
39,541,649	1,507,486,654	18,277,085	342,897,211

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2026	WARNER BROS. DISCOVERY, INC.

	By:	/s/ Tara L. Smith
Name: Tara L. Smith
Title: Executive Vice President and Corporate Secretary